April 16, 2024 2024 First Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) any continuation of the recent turmoil in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response, (4) increased competition for deposits, (5) the Company’s ability to effectively manage problem credits, (6) any deterioration in commercial real estate market fundamentals, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (11) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) the impact of natural disasters, pandemics, and/or acts of war or terrorism, (13) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

FirstBank

1Q 2024 Highlights

Key highlights

- 1Q 2024 pre-tax pre-provision net revenue of $35.0 million and $51.2 million on an adjusted[1] basis, resulting ROAA and adjusted ROAA[1] of 0.89% and 1.27%, respectively
- Balance sheet restructure during the quarter by selling $207.9 million of securities at a loss of $16.2 million yielding a modeled additional 9 cents per share in 2024 and a 2.1 year TBV earn back period
- Follow through on expense reductions during a period of revenue headwinds for the Company and the industry. Banking expenses were $60.3 million in 1Q 2024 compared to $68.5 million in 4Q 2023 and $66.8 million in 1Q 2023; Core banking expenses[1] were $59.8 million in 1Q 2024 compared to $62.6 million in 4Q 2023 and $66.8 million in 1Q 2023
- On-going fortifying of already strong key balance sheet measures with ample liquidity, preliminary CET1 of 12.6%, TCE Ratio of 10.0%, ACL of 1.63% of loans HFI, and modest real estate loan concentrations
- Annualized net charge-offs of 0.02% in the quarter in-line with 10-year cumulative net charge-offs of $23.5 million, or average of 0.05% annually over the previous 10 fiscal years
- Mortgage pre-tax contribution of $3.1 million in 1Q 2024 compared to a loss of $0.6 million 4Q 2023 and a contribution of $0.3 million in 1Q 2023
- Preliminary capital ratios reflect strength and optionality for 2024:
  - Tangible Common Equity to Tangible Assets[1] 9.99%
  - Common Equity Tier 1 Ratio of 12.6%
  - Total Risk-Based Capital of 15.0%

Financial results

	1Q 2024
Diluted earnings per common share	$0.59
Adjusted diluted earnings per common share[1]	*$0.85*
Net income ($mm)	$28.0
Adjusted net income[1] ($mm)	*$39.9*
Return on average assets	0.89%
Adjusted return on average assets[1]	*1.27%*
Return on average common equity	7.70%
Adjusted return on average common equity[1]	*11.0%*
Return on average tangible common equity[1]	9.29%
Adjusted return on average tangible common equity[1]	*13.5%*
Pre-tax pre-provision net revenue ($mm)	$35.0
Adjusted pre-tax pre-provision net revenue[1] ($mm)	*$51.2*
Net interest margin (tax-equivalent basis)	3.42%
Total common equity / total assets	11.8%
Tangible common equity / tangible assets[1]	*9.99%*

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Concentration ratios for FirstBank.

3

4 Driving shareholder value ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 1Q24 calculation is preliminary and subject to change. Earnings per Share $1.67 $3.97 $2.64 $2.57 $0.59 $3.70 $3.76 $2.92 $3.01 $0.85 2020 2021 2022 2023 YTD 2024 Earnings per Share Adjusted Earnings per Share1 Dashboard Adjusted PPNR1 Total RBC Ratio2 NPLs / Loans HFI Tangible Book Value per Share1 Adjusted ROATCE1 13.6% 13.1% 11.8% 12.9% 13.5% 1Q23 2Q23 3Q23 4Q23 1Q24 13.6% 13.9% 14.1% 14.5% 15.0% 1Q23 2Q23 3Q23 4Q23 1Q24 0.49% 0.47% 0.59% 0.65% 0.73% 1Q23 2Q23 3Q23 4Q23 1Q24 $45.7 $45.0 $44.9 $45.4 $51.2 1Q23 2Q23 3Q23 4Q23 1Q24 $27.35 $30.13 $28.36 $31.05 $31.55 $21.73 $24.67 $22.90 $25.69 $26.21 2020 2021 2022 2023 1Q24 BVPS TBVPS

5 Well-capitalized for future opportunities Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,658 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $25.69 $26.21 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 1Q23 4Q23 1Q24 Shareholder’s Equity/Assets 10.5% 11.5% 11.8% TCE/TA1 8.7% 9.7% 10.0% Common Equity Tier 12 11.3% 12.2% 12.6% Tier 1 Risk-Based2 11.6% 12.5% 12.8% Total Risk-Based2 13.6% 14.5% 15.0% Tier 1 Leverage2 10.4% 11.3% 11.3% C&D to 100% Tier 1 Capital plus ACL2,3 120% 93% 83% CRE to 300% Tier 1 Capital plus ACL2,3 294% 265% 255% AOCI Adjusted Ratios1,2 Adj. Common Equity Tier 1 11.6% Adjusted Total Risk-Based 14.1% Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 1Q24 calculation is preliminary and subject to change. 3 Concentration ratios for FirstBank.

6 Building operating leverage Highlights Consolidated 1Q 2024 efficiency ratio of 67.4%; core efficiency ratio¹ of 58.1% Prudent expense management driving meaningful improvements in efficiency ratio Mortgage revenue and expense improvements reflected in core efficiency ratio Creating operating leverage through scalable platform ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ 59.4% 59.0% 58.6% 57.2% 55.0% 63.4% 63.5% 63.1% 61.7% 58.1% 93.9% 96.0% 96.5% 105.3% 80.0% 1Q23 2Q23 3Q23 4Q23 1Q24 Banking segment Consolidated Mortgage segment

7 Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 1Q23 2Q23 3Q23 4Q23 1Q24 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.51% 3.40% 3.42% 3.46% 3.42% Impact of accretion and nonaccrual interest (bps) 2 1 3 2 3 Deposit Cost: Cost of MMDA 2.95% 3.43% 3.78% 3.88% 3.93% Cost of customer time 2.54% 3.00% 3.37% 3.69% 3.90% Cost of interest-bearing 2.53% 3.06% 3.33% 3.40% 3.49% Total deposit cost 1.94% 2.38% 2.58% 2.65% 2.76% Loans HFI Yield: Contractual interest1 5.90% 6.16% 6.32% 6.43% 6.55% Origination and other loan fee income 0.13% 0.17% 0.19% 0.14% 0.06% Nonaccrual interest 0.01% 0.01% 0.02% 0.02% 0.02% Accretion on purchased loans 0.01% 0.00% 0.01% 0.00% 0.01% Total loan (HFI) yield 6.05% 6.34% 6.54% 6.59% 6.64% Securities yield¹ 2.15% 2.15% 2.14% 2.45% 2.71%

8 Residential Development 48% Commercial 26% Consumer 13% Multifamily 13%Office 18% Retail 25% Hotel 16% Warehouse/Industrial 15% Land-Mobile Home Park 5% Self Storage 7% Healthcare Facility 4% Assisted Living Facility 4% Other 6% 1-4 family 17% 1-4 family HELOC 6% Multifamily 7% C&D 14% CRE 21% C&I 30% Other 5% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of March 31, 2024 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type

9 Nashville 58% Memphis 11% Knoxville 4% Huntsville 5% Birmingham 6% Chattanooga 3% Other 4% Communities 9% Class A 23% Class B 40% Class C 11% Under $2 Million 26% Office exposure (non-owner occupied CRE & C&D)  Office loans represent only 4.0% of our total HFI loan portfolio as of the end of 1Q24  Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors  Reviewed all office loans with commitments greater than $2 million ($274.0 million outstanding, or 74% of total office portfolio) with limited concerns uncovered  5.0% of the total office portfolio matures through 2024  54% of the total office portfolio is fixed rate vs. 46% floating rate  As of 1Q24, 97% of the portfolio is pass rated and current Geographic exposure Note: Data as of March 31, 2024. Data excludes medical office buildings. Exposure by class Credit detail by class

10 0.49% 0.47% 0.59% 0.65% 0.73% 1Q23 2Q23 3Q23 4Q23 1Q24 0.02% 0.03% 0.02% (0.04%) 0.02% 1Q23 2Q23 3Q23 4Q23 1Q24 0.38% 0.36% 0.46% 0.52% 0.58% 0.16% 0.16% 0.18% 0.17% 0.17% 0.07% 0.07% 0.07%0.61% 0.59% 0.71% 0.69% 0.75% 1Q23 2Q23 3Q23 4Q23 1Q24 Commercial loans HFS Optional GNMA repurchase Other NPAs 1.48% 1.51% 1.57% 1.60% 1.63% 1Q23 2Q23 3Q23 4Q23 1Q24 Asset quality remains solid Nonperforming assets / assets Nonperforming loans HFI / loans HFI ACL on loans HFI / loans HFI Annualized net charge-offs (recoveries) / average loans HFI 1 Includes other real estate owned and repossessed assets–see page 11 of the First Quarter 2024 Financial Supplement. 1

11 1.48% 0.67% 1.13% 0.70% 2.42% 1.35% 1.74% 1.82% 3.77% 1.60% 1.14% 1.18% 0.86% 2.53% 1.46% 1.69% 1.78% 4.11% 1.63% 1.07% 1.20% 0.87% 2.94% 1.46% 1.66% 1.81% 4.05% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 1Q23 4Q23 1Q24 Allowance for credit losses overview ACL on loans HFI / Loans HFI by category  Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1Source: Moody’s “ March 2024 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

12 Noninterest- bearing checking 21% Interest-bearing checking 23%Money market 37% Savings 4% Time 15% 44% Checking accounts Valuable deposit base Cost of deposits 1Q24 Deposit composition 22.3% 22.1% 22.2% 21.0% 20.8% 1.94% 2.38% 2.58% 2.65% 2.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest-bearing as % of total deposits Cost of total deposits (%) $5,028 $4,919 $4,894 $4,881 $4,866 $3,768 $4,029 $4,126 $4,070 $4,085 $2,387 $1,924 $1,619 $1,597 $1,554 $11,183 $10,872 $10,639 $10,548 $10,505 1Q23 2Q23 3Q23 4Q23 1Q24 Consumer Commercial Public Deposits by customer segment ($mm) 1Q24 Insured, collateralized or uninsured by segment ($mm) $3,851 $1,967 $60 $1,494 $1,015 $2,118 $4,866 $4,085 $1,554 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized

13 $1,609.2 $1,444.5 $1,345.8 $1,353.3 $1,385.5 12.5% 11.4% 11.0% 11.0% 11.0% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 1Q23 2Q23 3Q23 4Q23 1Q24 On-balance sheet liquidity On-balance sheet liquidity / tangible assets Strong liquidity position On-balance sheet liquidity ($mm) Liquidity / Uninsured and Uncollateralized (UU) Deposits 1Q24 Sources of liquidity ($mm) Current on-balance sheet: Cash and equivalents $870.8 Unpledged available-for-sale debt securities 514.7 Total on-balance sheet $1,385.5 Available sources of liquidity: Unsecured borrowing capacity2 $3,392.3 FHLB remaining borrowing capacity3 1,237.8 Federal Reserve discount window 2,382.6 Total available sources $7,012.7  Well positioned for economic challenges created by the uncertain economic environment  Securities portfolio makes up 11.7% of total assets and does not include any HTM securities  On-balance sheet liquidity of $1.4 billion or 44% of estimated uninsured and uncollateralized deposits  Additional $2.2 billion of real estate loans held at REIT subsidiary available to the Company as additional borrowing capacity ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Includes capacity from internal policy. 3 FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity. 49% 48% 44% 43% 44% 209% 211% 221% 226% 224% 258% 259% 265% 269% 268% 1Q23 2Q23 3Q23 4Q23 1Q24 On-balance sheet / UU deposits Available sources / UU deposits

14 Mortgage performance in 1Q 2024 Highlights  Mortgage segment pre-tax net contribution of $3.1 million in 1Q 2024  Interest rate lock commitment volume increased 53.5% in 1Q 2024 compared to 4Q 2023  Decay and interest rate volatility led to MSR fair value losses, net of hedging of $3.0 million in 1Q  Mortgage volume and margins continue to be under pressure due to the interest rate environment, excess industry capacity and home affordability challenges Mortgage banking income ($mm) 1Q23 4Q23 1Q24 Gains and fees from originations and sale of loans HFS $8.1 $7.4 $6.5 Fair value changes of loans HFS and derivatives ($0.4) ($1.7) $1.8 Servicing revenue $7.8 $7.5 $7.3 Fair value MSR changes ($3.4) ($4.9) ($3.0) Total Income $12.1 $8.4 $12.6 2.45% 2.42% 2.75% 2.87% 2.65% 1Q23 2Q23 3Q23 4Q23 1Q24 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin . $323 $358 $330 $201 $320 $52 $45 $43 $45 $57 $375 $403 $373 $246 $377 1Q23 2Q23 3Q23 4Q23 1Q24 Purchase Refinance

15 Appendix

16 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

20 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted Common Equity Tier 1 and Total Risk-Based capital ratios

21 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

22 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis)

23 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency (tax-equivalent basis) and core revenue ratios

24 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

25 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

26 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

27 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures